Exhibit 10.2


                         ACKNOWLEDGEMENT AND AGREEMENT

         WHEREAS, WYNN LAS VEGAS, LLC, a Nevada limited liability company (the "Borrower"), WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Bank Nevada, National Association), a national banking association, not in its individual capacity (except as specifically set forth herein), but solely as collateral agent (the "Collateral Agent"), and each of the Persons listed on the signature pages thereto as a lender (each, a "Lender") have heretofore entered into that certain Loan Agreement dated as of October 30, 2002, as amended by the Amendment to Loan Agreement dated December 3, 2002, the Second Amendment to Loan Agreement dated December 30, 2002, the Third Amendment to Loan Agreement dated as of May 3, 2004 and the Fourth Amendment to Loan Agreement dated as of July 21, 2004 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used, but not otherwise defined in this Acknowledgement and Agreement, shall have those meanings assigned to such terms in Appendix 1 to the Loan Agreement, as amended.

         WHEREAS, pursuant to Section 7.5(p) of the Loan Agreement, the Borrower may sell the existing Aircraft and substitute a replacement aircraft therefor pursuant to the requirements of the Loan Documents.

         WHEREAS, the Borrower sold the existing Aircraft and substituted a 1999 Boeing 737-79U Business Jet aircraft bearing manufacturer's serial number 29441 and Federal Aviation Administration Registration Number N88WZ, including two CFM International, Inc. model CFM 56-7B engines bearing manufacturer's serial numbers 874-373 and 874-366 (the "Replacement Aircraft") therefor.

         WHEREAS, the Borrower desires to increase Allocated Commitment attributable to Aircraft to facilitate the Borrower's purchase of the Replacement Aircraft as set forth in the Fourth Amendment, but the majority of the undersigned Lenders have not approved any increase to the Allocated Commitment attributable to the Aircraft or any increase in the Aggregate Commitment Amount.

         WHEREAS, pursuant to Section 7.5(p)(iii)(B)(2)(y) of the Loan Agreement, among other things, the Required Lenders must approve in writing any Replacement Aircraft Indebtedness which results in the Aggregate Commitment Amount being increased.

         WHEREAS, the term "Required Lenders" is defined in Loan Agreement as Lenders holding more than 50% of the aggregate amount of Credit Exposure of all Lenders outstanding at such time, provided, among other things, that (A) for purposes of Section 7.5(p) of the Loan Agreement, and (B) for purposes of
(i) Sections 4.8, 5 and 9.2 of the Aircraft Security Agreement and for the Aircraft Operating Agreement, and (ii) any amendment, modification or waiver to the Loan Agreement or any Loan Document with respect to the Aircraft, any determination of "Required Lenders" shall only include that portion of the Lenders' Commitment or Credit Exposure as the case may be, which relates to the Aircraft. Therefore, Lenders holding more than 50% of the aggregate amount of Credit Exposure which relates to the Aircraft are referred to herein as "Required Aircraft Lenders."

         WHEREAS, the undersigned Lenders hold 100% of the aggregate amount of Credit Exposure which relates to the Aircraft (the "Aircraft Lenders").

         WHEREAS, the Borrower acquired the Replacement Aircraft and included the same as Aircraft Collateral pursuant to the Loan Documents and, immediately subsequent thereto, sold the existing Aircraft free and clear of the lien of the Aircraft Security Agreement.

         NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1. The undersigned Aircraft Lenders hereby agree and acknowledge that pursuant to Section 7.5(p)(iii)(B)(2)(y) of the Loan Agreement (a) Replacement Aircraft Advances in an aggregate principal amount of up to $10,000,000 are hereby approved, (b) such Replacement Aircraft Advances in an aggregate principal amount of up to $10,000,000 shall constitute Replacement Aircraft Indebtedness under the Loan Agreement and Loan Documents.

         2. The undersigned Aircraft Lenders hereby approve Sections 2.3, 2.4 and 2.5 (incorrectly numbered 2.4) of the Fourth Amendment; provided that such approval shall not constitute the approval of the substance of any documents defined in such sections except for amendments to the "Aircraft Operating Agreement" and "Aircraft Trust Agreement" (each as defined in the Fourth Amendment) to incorporate the Replacement Aircraft, or as otherwise expressly provided herein.

         3. The undersigned Aircraft Lenders hereby agree and acknowledge that the appraisal for the particular Replacement Aircraft described in this Acknowledgement and Agreement delivered to each of the Aircraft Lenders is satisfactory in form and substance and the undersigned Aircraft Lenders hereby waive the requirement in Section 4.7(c)(i)(B) of the Aircraft Security Agreement that this particular Replacement Aircraft must have a Fair Market Value of not less than the Allocated Aircraft Value, as such term has been amended in the Fourth Amendment to the Loan Agreement. Notwithstanding the foregoing, the requirement in Section 4.7(c)(i)(B) of the Aircraft Security Agreement that a Replacement Aircraft must have a Fair Market Value of not less than the Allocated Aircraft Value, as such term has been amended in the Fourth Amendment to the Loan Agreement, remains in full force and effect with respect to any future replacement aircraft.

         4. The parties agree that none of the terms and conditions of the Loan Agreement, the Aircraft Security Agreement or any other Loan Document which require the approval of the Required Aircraft Lenders have been modified by any document or instrument except as specifically agreed to in writing by the Required Aircraft Lenders and such terms and conditions remain in full force and effect.

                             [Intentionally Blank]

         IN WITNESS WHEREOF, the undersigned have executed this Acknowledgement and Agreement as of September 1, 2004.

AIRCRAFT LENDERS:

                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                       as Lender


                                     By  /s/ Ann Naegele
                                         ---------------------------------
                                         Name:  Ann Naegele
                                         Title: Vice President


                                     THE CIT GROUP/EQUIPMENT FINANCING, INC.,
                                       as Lender


                                     By /s/ Carl E. Myrick
                                        ----------------------------------
                                        Name:  Carl E. Myrick
                                        Title: Senior Vice President


                                     BANK OF AMERICA, N.A., NEVADA BRANCH,
                                       as Lender


                                     By /s/ Peter J. Vitale
                                        ----------------------------------
                                        Name:  Peter J. Vitale
                                        Title: Senior Vice President

BORROWER:

                                     WYNN LAS VEGAS, LLC,
                                       a Nevada limited liability company,
                                       as the Borrower

                                     By: Wynn Resorts Holdings, LLC,
                                         a Nevada limited liability company,
                                         its sole member

                                         By: Valvino Lamore, LLC,
                                             a Nevada limited liability company,
                                             its sole member

                                             By: Wynn Resorts, Limited,
                                                 a Nevada corporation,
                                                 its sole member


                                             By: /s/ Marc H. Rubinstein
                                                 -----------------------------
                                                 Name:  Marc H. Rubinstein
                                                 Title: Senior Vice President,
                                                        General Counsel &
                                                        Secretary

         Acknowledged as of September 1, 2004.


                                     WELLS FARGO BANK , NATIONAL ASSOCIATION
                                       (as successor by merger to Wells Fargo
                                       Bank Nevada, National Association),
                                       as Collateral Agent


                                     By  /s/ DeAnn Madsen
                                         -------------------------------------
                                         Name:  DeAnn Madsen
                                         Title: Trust Officer